UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 27, 2016

The Williams Companies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Addresses of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 27, 2016, The Williams Companies, Inc. (“Williams” or the “Company”) held a special meeting of stockholders (the “Special Meeting”). The proposals submitted to Williams’ stockholders at the Special Meeting were:

•	the approval of the adoption of the Agreement and Plan of Merger, as amended by Amendment No. 1 thereto (the “Merger Agreement”), dated as of September 28, 2015, among Energy Transfer Equity, L.P., Energy Transfer Corp LP (“ETC”), Energy Transfer Corp GP, LLC, LE GP, LLC, Energy Transfer Equity GP, LLC and Williams, and the transactions contemplated thereby, including the merger of Williams with and into ETC (the “Merger Proposal”);

•	the approval, on an advisory (non-binding) basis, of specified compensatory arrangements between Williams and its named executive officers relating to the transactions contemplated by the Merger Agreement (the “Compensatory Proposal”); and

•	the approval of the adjournment of the Special Meeting from time to time, if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

Each of the foregoing proposals is described in detail in the definitive proxy statement filed by Williams with the U.S. Securities and Exchange Commission on May 25, 2016 and amended by Amendment No. 1 on June 3, 2016 and by Amendment No. 2 on June 17, 2016. For each of the foregoing proposals, a quorum was present for the purpose of the vote. According to the final report of the inspector of election, each of the Merger Proposal, the Compensatory Proposal and the Adjournment Proposal was approved by Williams’ stockholders.

Approval of the Merger Proposal required the affirmative vote of holders of at least a majority of the outstanding shares of Williams’ common stock. The final voting results for the Merger Proposal are as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
477,466,993	106,541,232	8,942,381	0

Approval of the Compensatory Proposal required the affirmative vote of a majority of the votes cast affirmatively or negatively on the Compensatory Proposal. The final voting results for the Compensatory Proposal are as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
442,806,585	107,425,139	42,718,882	0

Approval of the Adjournment Proposal required the affirmative vote of holders of a majority of the votes cast on the Adjournment Proposal at the Special Meeting. The final voting results for the Adjournment Proposal are as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
440,192,712	140,333,431	12,424,463	0

Item 8.01 Other Events

A copy of the press release announcing the results of the stockholder votes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of the Company dated June 27, 2016, publicly announcing the voting results of the Company’s June 27, 2016 special meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 27, 2016	THE WILLIAMS COMPANIES, INC.

	by	/s/ Sarah C. Miller
	Name:	Sarah C. Miller
	Title:	Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of the Company dated June 27, 2016, publicly announcing the voting results of the Company’s June 27, 2016 special meeting.